                                                                  Exhibit(g)(15)

                             (ING FUNDS LETTERHEAD)

July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added-included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                              Sincerely,

                                              /s/ Michael J. Roland
                                              Michael J. Roland
                                              Executive Vice President & Chief
                                              Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:   /s/ EDWARD G. MCGANN
Name: EDWARD G. MCGANN
Title: VICE PRESIDENT  Duly Authorized

                               AMENDED EXHIBIT A

FUND                                             EFFECTIVE DATE
ING EQUITY TRUST
    ING Convertible Fund                          June 9, 2003
    ING Disciplined LargeCap Fund                 June 9, 2003
    ING Equity and Bond Fund                      June 9, 2003
    ING Financial Services Fund                   June 9, 2003
    ING Growth Opportunities Fund                 June 9, 2003
    ING LargeCap Growth Fund                      June 9, 2003
    ING Large Company Value Fund                  June 9, 2003
    ING MidCap Opportunities Fund                 June 9, 2003
    ING MidCap Value Fund                         June 9, 2003
    ING Principal Protection Fund                 June 2, 2003
    ING Principal Protection Fund II              June 2, 2003
    ING Principal Protection Fund III             June 2, 2003
    ING Principal Protection Fund IV              June 2, 2003
    ING Principal Protection Fund V               June 2, 2003
    ING Principal Protection Fund VI              June 2, 2003
    ING Principal Protection Fund VII             May 1, 2003
    ING Real Estate Fund                          June 9, 2003
    ING SmallCap Opportunities Fund               June 9, 2003
    ING SmallCap Value Fund                       June 9, 2003
    ING Tax Efficient Equity Fund                 June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                 April 7, 2003
    ING GNMA Income Fund                          April 7, 2003
    ING High Yield Bond Fund                      April 7, 2003
    ING High Yield Opportunity Fund               April 7, 2003
    ING Intermediate Bond Fund                    April 7, 2003
    ING Lexington Money Market Trust              April 7, 2003
    ING Money Market Fund                         April 7, 2003
    ING National Tax-Exempt Bond Fund             April 7, 2003
    ING Strategic Bond Fund                       April 7, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                             June 9, 2003

ING INVESTORS TRUST
    ING Alliance Mid Cap Growth Portfolio         January 6, 2003
    ING Eagle Asset Value Equity Portfolio        January 6, 2003
    ING UBS U.S. Balanced Portfolio               January 6, 2003
    ING FMR(SM) Diversified Mid Cap Portfolio     January 6, 2003

    ING Goldman Sachs Internet Tollkeeper(SM)        January 6, 2003
    Portfolio
    ING Limited Maturity Bond Portfolio              January 6, 2003
    ING Liquid Assets Portfolio                      January 6, 2003
    ING Jennison Equity Opportunities Portfolio      January 6, 2003
    ING Mercury Focus Value Portfolio                January 6, 2003
    ING Mercury Fundamental Growth Portfolio         January 6, 2003
    ING Salomon Brothers All Cap Portfolio           January 6, 2003
    ING Salomon Brothers Investors Portfolio         January 6, 2003
    ING AIM Mid Cap Growth Portfolio                 January 6, 2003
    Fund for Life Series                             January 6, 2003
    ING MFS Mid Cap Growth Portfolio                 January 13, 2003
    ING MFS Research Portfolio                       January 13, 2003
    ING MFS Total Return Portfolio                   January 13, 2003
    ING T. Rowe Price Capital Appreciation           January 13, 2003
    Portfolio
    ING Developing World Portfolio                   January 13, 2003
    ING Hard Assets Portfolio                        January 13, 2003
    ING Capital Guardian Managed Global              January 13, 2003
    Portfolio
    ING International Portfolio                      January 13, 2003
    ING JPMorgan Fleming International               January 13, 2003
    Enhanced EAFE Portfolio
    ING Marsico Growth Portfolio                     January 13, 2003
    ING Janus Growth and Income Portfolio            January 13, 2003
    ING Janus Special Equity Portfolio               January 13, 2003
    ING PIMCO Core Bond Portfolio                    January 13, 2003
    ING Van Kampen Global Franchise Portfolio        January 13, 2003
    ING T. Rowe Price Equity Income Portfolio        January 13, 2003
    ING Capital Guardian Large Cap Value             January 13, 2003
    Portfolio
    ING Capital Guardian Small Cap Portfolio         January 13, 2003
    ING JPMorgan Fleming Small Cap Equity            January 13, 2003
    Portfolio
    ING Van Kampen Real Estate Portfolio             January 13, 2003
    ING Van Kampen Growth and Income                 January 13, 2003
    Portfolio
                                                     January 13, 2003
ING MAYFLOWER TRUST
    ING Growth + Value Fund                          June 9, 2003

ING MUTUAL FUNDS
    ING Foreign Fund                                 July 1, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio -- Series 1          June 13, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                             June 2, 2003
    ING Aeltus Money Market Fund                        June 2, 2003
    ING Balanced Fund                                   June 2, 2003
    ING Bond Fund                                       June 2, 2003
    ING Classic Principal Protection Fund               June 2, 2003
    ING Classic Principal Protection Fund II            June 2, 2003
    ING Classic Principal Protection Fund III           June 2, 2003
    ING Classic Principal Protection Fund IV            June 2, 2003
    ING Government Fund                                 June 2, 2003
    ING Growth Fund                                     June 9, 2003
    ING Growth & Income Fund                            June 9, 2003
    ING Index Plus LargeCap Fund                        June 9, 2003
    ING Index Plus MidCap Fund                          June 9, 2003
    ING Index Plus Protection Fund                      June 2, 2003
    ING Index Plus SmallCap Fund                        June 9, 2003
    ING Small Company Fund                              June 9, 2003
    ING Strategic Allocation Balanced Fund              June 2, 2003
    ING Strategic Allocation Growth Fund                June 2, 2003
    ING Strategic Allocation Income Fund                June 2, 2003
    ING Technology Fund                                 June 2, 2003
    ING Value Opportunity Fund                          June 9, 2003
ING VP BALANCED PORTFOLIO, INC.                         July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Growth Portfolio        July 7, 2003
    ING VP Strategic Allocation Balanced Portfolio      July 7, 2003
    ING VP Strategic Allocation Income Portfolio        July 7, 2003

ING VP BOND PORTFOLIO                                   July 7, 2003

ING VP MONEY MARKET PORTFOLIO                           July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                  July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Growth Portfolio                             July 7, 2003
    ING VP Index Plus LargeCap Portfolio                July 7, 2003
    ING VP Index Plus MidCap Portfolio                  July 7, 2003
    ING VP Index Plus SmallCap Portfolio                July 7, 2003
    ING VP Small Company Portfolio                      July 7, 2003
    ING VP Technology Portfolio                         July 7, 2003

    ING VP Value Opportunity Portfolio                  July 7, 2003

*This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.